Exhibit 10.35

FORM OF REGISTRATION RIGHTS AGREEMENT

CONCERNING

TAMINCO CORPORATION

DATED AS OF             , 2013

i

REGISTRATION RIGHTS AGREEMENT (the “Agreement”) dated as of , 2013 by Taminco Corporation, a Delaware corporation (the “Company”) and AP Taminco Global Chemical Holdings, L.P., a Delaware limited partnership (“Taminco Holdings”).

WHEREAS, Taminco Holdings is a holder of the Company’s Shares (defined below);

WHEREAS, this agreement is being entered into concurrently with and is conditioned upon an Initial Public Offering (defined below) by the Company.

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

(a) As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

“Agreement” shall have the meaning set forth in the preamble.

“Apollo Group” shall mean AP Taminco Global Chemical Holdings, GP, LLC, Apollo Management VII, L.P. and any other funds or vehicles managed by Apollo Management VII, L.P. or any of its Affiliates (including any successors or assigns of any such manager).

“Automatic Shelf Registration Statement” shall have the meaning set forth in Section 2(a)(i)(A).

“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Delaware are generally authorized or obligated by law or executive order to close.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Company Notice” shall have the meaning set forth in Section 2(b)(i).

“Demand Registration” shall have the meaning set forth in Section 2(a)(i)(A).

“Effective Deadline” shall mean, with respect to any Registration Statement required to be filed to cover the resale by Taminco Holdings of the Registrable Securities, (i) the date such Registration Statement is filed, if the Company is a WKSI as of such date and such Registration Statement is an Automatic Shelf Registration Statement eligible to become immediately effective upon filing pursuant to Rule 462, or (ii) if the Company is not a WKSI as of the date such Registration Statement is filed, the 5th Business Day following the date on which the Company is notified by the SEC that such Registration Statement will not be reviewed or is not subject to further review and comments and will be declared effective upon request by the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Filing Deadline” shall mean, with respect to any Registration Statement required to be filed to cover the resale by Taminco Holdings of the Registrable Securities, (i) 15 Business Days following a Request, if the Company is a WKSI as of the date of such Request, or (ii) if the Company is not a WKSI as of the date of such Request, (x) 20 Business Days following such Request if the Company is then eligible to register for resale the Registrable Securities on Form S-3 or (y) if the Company is not then eligible to use Form S-3, 45 Business Days following such Request, provided that, to the extent that the Company has not been provided the information regarding Taminco Holdings and the Registrable Securities required to be included in such Registration Statement at least two Business Days prior to the applicable Filing Deadline, then such Filing Deadline shall be extended to the second Business Day following the date on which such information is provided to the Company.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Holders” shall mean holders of the Company’s Shares.

“Initial Public Offering” shall mean the closing of the first public offering of and sale of equity securities of the Company or any other Person in a primary or secondary offering pursuant to an effective registration statement filed by the Company under the Securities Act.

“Long-Form Registration” shall have the meaning set forth in Section 2(a)(i)(A).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registration” shall mean a registration required to be effected by the Company pursuant to Section 2(b).

“Piggyback Registration Statement” shall mean a registration statement of the Company, as provided in Section 2(b), which covers any of the Registrable Securities on an appropriate form in accordance with the Securities Act and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary Prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Registrable Securities” shall mean (i) any Shares beneficially owned by Taminco Holdings on the date hereof, (ii) any Shares subsequently acquired by Taminco Holdings, or any of its respective Affiliates, and (iii) any securities of the Company issued or issuable directly or indirectly with respect to or in exchange, or substitution for, or conversion of the securities referred to in clauses (i) or (ii) above by way of dividend or distribution, recapitalization, merger, consolidation, exchange or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

“Registration Expenses” shall mean (i) all registration, listing, qualification and filing fees (including FINRA filing fees), (ii) fees and disbursements of counsel for the Company, (iii) accounting fees incident to any such registration, (iv) blue sky fees and expenses (including counsel fees in connection with the preparation of a Blue Sky Memorandum and legal investment survey), (v) all expenses of any Persons in preparing or assisting in preparing, printing, distributing, mailing and delivering any Registration Statement, any Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of and compliance with this Agreement, (vi) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer, (vii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties) and (viii) the reasonable fees and expenses of Taminco Holdings, in each case, incurred in connection with the sale of Registrable Securities (including reasonable fees and expenses of counsel for Taminco Holdings); provided, however, Registration Expenses shall not include any underwriting fees, discounts and stock transfer taxes.

“Registration Statement” shall mean any registration statement of the Company which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Request” shall have the meaning set forth in Section 2(a)(i)(A).

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shares” shall mean shares of the common stock, par value $0.001 per share, of the Company.

“Shelf Registration” shall have the meaning set forth in Section 2(a)(i)(A).

“Shelf Registration Statement” shall have the meaning set forth in Section 2(a)(i)(D)(1).

“Short-Form Registration” shall have the meaning set forth in Section 2(a)(i)(A).

“Taminco Holdings” shall have the meaning set forth in the preamble.

“Transfer” means any direct or indirect sale, transfer, pledge or other disposition of any economic, voting or other rights of or with respect to any Shares.

“Underwriter” shall have the meaning set forth in Section 5(a).

“Underwritten Offering” shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

“Withdrawn Demand Registration” shall have the meaning set forth in Section 2(a)(i)(E).

“Withdrawn Request” shall have the meaning set forth in Section 2(a)(i)(E).

“WKSI” shall mean a “well known seasoned issuer” as defined in Rule 405 under the Securities Act.

SECTION 2. REGISTRATION UNDER THE SECURITIES ACT.

(a) Demand Registration.

(i) (A) Right to Demand Registration. At any time from and after the date hereof, Taminco Holdings shall have the right to make an unlimited number of requests in writing (each, a “Request”) (which Request shall specify the Registrable Securities intended to be disposed and the intended method of distribution thereof) that the Company register Registrable Securities held by Taminco Holdings on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or Form S-3 or any similar short-form registration (“Short-Form Registrations”) if available. All registrations requested pursuant to this Section 2(a)(i)(A) are referred to herein as “Demand Registrations.” Taminco Holdings may request that the registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and, if the Company is a WKSI at the time any request for a Demand Registration is submitted to the Company, that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). The Company shall file such Registration Statement as promptly as practicable, but no later than the applicable Filing Deadline, and shall use its best efforts to cause the Registration Statement to be declared effective or otherwise become effective under the Securities Act as promptly as practicable but, in any event, no later than the Effectiveness Deadline.

(B) Long-Form Registrations. Taminco Holdings shall be entitled to an unlimited number of Long-Form Registrations in which the Company shall pay all Registration Expenses, whether or not any such registration is consummated. All Long-Form Registrations shall be underwritten registrations.

(C) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(a)(i)(B), Taminco Holdings shall be entitled to an unlimited number of Short-Form Registrations in which the Company shall pay all

Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing Underwriter, if any, agrees to the use of a Short-Form Registration. After the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(D) Shelf Registrations.

(1) Subject to the availability of required financial information, as promptly as practicable after the Company receives written notice of a request for a Shelf Registration, the Company shall file with the SEC a registration statement under the Securities Act for the Shelf Registration (a “Shelf Registration Statement”). Once effective, the Company shall cause such Shelf Registration Statement to remain continuously effective for such time period as is specified in such request but for no time period longer than the period ending on the earliest of (A) the date on which all Registrable Securities covered by such Shelf Registration have been sold pursuant to the Shelf Registration, (B) the date as of which there are no longer any Registrable Securities covered by such Shelf Registration in existence and (C) the date on which such Shelf Registration Statement expires, provided that the Company shall renew such Shelf Registration Statement upon such expiration. Without limiting the generality of the foregoing, unless Taminco Holdings instructs the Company otherwise in writing, prior to expiration of the lock-up period in connection with its Initial Public Offering, the Company shall use its best efforts to prepare a Shelf Registration Statement with respect to all of the Registrable Securities held by Taminco Holdings (or such other number of Registrable Securities specified in writing by Taminco Holdings) to enable such Shelf Registration Statement to be filed with the SEC as promptly as practicable after the expiration of such lock-up period.

(2) In the event that a Shelf Registration Statement is effective, the Taminco Holdings shall have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering) Registrable Securities available for sale pursuant to such registration statement, so long as the Shelf Registration Statement remains in effect, and the Company shall pay all Registration Expenses in connection therewith.

(3) Notwithstanding the foregoing, if Taminco Holdings wishes to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement), the Company shall as expeditiously as possible use its best efforts to facilitate such offering (which may close as early as three business days after the date it commences); provided that Taminco Holdings shall use commercially reasonable efforts to work with the Company and the Underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.

(4) The Company shall, at the request of Taminco Holdings, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the holders of a majority of the Registrable Securities to effect such offering.

(E) A Request may be withdrawn prior to the filing of a Registration Statement by Taminco Holdings (a “Withdrawn Request”) and a Registration Statement may be withdrawn prior to the effectiveness thereof by Taminco Holdings (a “Withdrawn Demand Registration”).

(F) The registration rights granted pursuant to the provisions of this Section 2(a)(i) shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

(ii) Priority in Demand Registrations. Neither the Company nor any other Person shall be entitled to include Shares in any registration initiated by Taminco Holdings pursuant to this Section 2(a) without the prior written consent of Taminco Holdings, and upon such consent the Registrable Securities shall have priority for inclusion in any firm commitment underwritten offering, ahead of all other Shares included in such Demand Registration, in any underwriter cutback.

(b) Piggyback Registration.

(i) Right to Include Registrable Securities. If at any time from and after the date hereof, the Company proposes to register any of its Shares under the Securities Act (other than a registration statement on Form S-4 or S-8 or any successor form to such Forms or any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement), whether for its own account or any other Person, the Company will, each time it intends to effect such a registration, give prompt written notice to Taminco Holdings informing Taminco Holdings of its intent to file such Registration Statement, the expected filing date, if known, the number of Shares that are proposed to be included in such Registration Statement and of Taminco Holdings’ rights to request the registration of the Registrable Securities on the same terms as the sale of securities in connection with the registration by the Company (the “Company Notice”). Upon the written request of Taminco Holdings within 15 business days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by Taminco Holdings and, unless the applicable registration is intended to effect a primary offering of Shares for cash for the account of the Company, the intended method of distribution thereof), the Company shall effect, on the same terms as the sale of Shares in connection with the registration by the Company, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by Taminco Holdings, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Piggyback Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Piggyback Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Piggyback Registration Statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Piggyback Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to Taminco Holdings and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such Piggyback Registration Statement for the same period as the delay in registering such other securities.

The registration rights granted pursuant to the provisions of this Section 2(b)(i) shall be in addition to the registration rights granted pursuant to the other provisions of this Section.

(ii) Priority in Piggyback Registrations. If a registration pursuant to this Section 2(b) involves an Underwritten Offering of the Shares so being registered, whether or not for sale for the account of the Company, the Company shall so advise Taminco Holdings as a part of the Company Notice. In such event, the right of Taminco Holdings to registration pursuant to this Section 2(b)(ii) shall be conditioned upon Taminco Holdings’ participation in such underwriting and the inclusion of Taminco Holdings’ Registrable Securities in the underwriting to the extent provided herein. Taminco Holdings shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the Underwriter or Underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 2(b), if the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company that, in its opinion, marketing factors require a limitation on the number of securities to be underwritten, such Underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise Taminco Holdings, and the number of Registrable Securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: first, to the Registrable Securities to be offered by Taminco Holdings or the Apollo Group; second, to the Registrable Securities to be offered by the other Holders on a pro rata basis; and third, to the Shares to be offered by the Company.

(c) Expenses. The Company agrees to pay all Registration Expenses in connection with each of the registrations requested pursuant to this Section 2, whether or not any such registration is consummated.

(d) Effective Registration Statement; Suspension. Subject to Section 2(a)(i)(B), a Registration Statement pursuant to Section 2(a) will not be deemed to have become effective (and the related registration will not be deemed to have been effected) unless it has been declared effective by the SEC or, in the case of a Shelf Registration, unless Registrable Securities have been disposed of pursuant thereto, prior to a request by Taminco Holdings that such Registration Statement be withdrawn; provided, however, that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective and the related registration will not be deemed to have been effected.

(e) Selection of Underwriters. At any time or from time to time, Taminco Holdings may elect to have Registrable Securities sold in an Underwritten Offering in accordance with Section 2(a) and may select the investment banker or investment bankers and manager or managers that will serve as lead and co-managing Underwriters with respect to the offering of such Registrable Securities, subject to the consent of the Company which shall not be unreasonably withheld.

SECTION 3. RESTRICTIONS ON PUBLIC SALE.

(a) If requested by the sole Underwriter or lead managing Underwriter(s) in an Underwritten Offering, the Company agrees not to effect any public sale or distribution (other than, in the case of the Company, public sales or distributions solely by and for the account of the Company of securities issued pursuant to any employee benefit or similar plan or any dividend reinvestment plan) of any equity or equity-linked securities during the period commencing on the date the Company receives a Request from Taminco Holdings and continuing until 90 days after the commencement of any Underwritten Offering (or for such shorter period as the sole or lead managing Underwriter shall request) unless earlier terminated by the sole Underwriter or lead managing Underwriter(s) in such Underwritten Offering.

(b) If requested by the sole Underwriter or lead managing Underwriter(s) in an Underwritten Offering, Taminco Holdings and any other Holders agree not to effect any public sale or distribution of any equity or equity-linked securities during the period commencing on the date being no more than 10 days prior to the effectiveness of the Registration Statement pursuant to which such public offering shall be made and continuing until 90 days after the commencement of any Underwritten Offering (or for such shorter period as the sole or lead managing Underwriter shall request) unless earlier terminated by the sole Underwriter or lead managing Underwriter(s) in such Underwritten Offering.

SECTION 4. REGISTRATION PROCEDURES.

In connection with the obligations of the Company pursuant to Section 2, the Company shall use best efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by Taminco Holdings in accordance with their intended method or methods of distribution, and the Company shall:

(a) (i) prepare and file a Registration Statement with the SEC which shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and all other information reasonably requested by the lead managing Underwriter or sole Underwriter, if applicable, to be included therein, (ii) use best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2, (iii) use best efforts to not take any action that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(b) subject to paragraph (j) of this Section 4, prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement, as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by Taminco Holdings thereof, as set forth in such registration statement;

(c) furnish to Taminco Holdings and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as Taminco Holdings or such Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, by Taminco Holdings and each Underwriter of an Underwritten Offering of Registrable Securities, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or the preliminary Prospectus;

(d) (i) use best efforts to register or qualify the Registrable Securities, no later than the time the applicable Registration Statement is declared effective by the SEC, under all applicable state securities or “blue sky” laws of such jurisdictions as each Underwriter, if any, or Taminco Holdings, shall reasonably request; (ii) use best efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such Underwriter, if any, and Taminco Holdings to consummate the disposition in each such jurisdiction of such Registrable Securities the registration of which Taminco Holdings is requesting; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, to subject itself to taxation in any such jurisdiction or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction;

(e) notify Taminco Holdings promptly, and, if requested by Taminco Holdings, confirm such advice in writing, (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(f) furnish counsel for each such Underwriter, if any, and for Taminco Holdings copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

(g) use best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time;

(h) upon request, furnish to the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to Taminco Holdings, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i) cooperate with Taminco Holdings and the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as Taminco Holdings or the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, may reasonably request at least three business days prior to any sale of Registrable Securities;

(j) upon the occurrence of any event contemplated by paragraph (e)(iv) of this Section, use best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(k) enter into customary agreements (including, in the case of an Underwritten Offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith:

(1) make such representations and warranties to Taminco Holdings and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing Underwriter, if any, and Taminco Holdings) addressed to Taminco Holdings and the Underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by Taminco Holdings and the Underwriters;

(3) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to Taminco Holdings, if permissible, and the Underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings;

(4) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with Taminco Holdings providing for, among other things, the appointment of such representative as agent for Taminco Holdings for the purpose of soliciting purchases of Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants; and

(5) deliver such customary documents and certificates as may be reasonably requested by Taminco Holdings or by the managing Underwriters, if any.

The above shall be done (i) at the effectiveness of such Registration Statement (and each post-effective amendment thereto) in connection with any registration, and (ii) at each closing under any underwriting or similar agreement as and to the extent required thereunder;

(l) make available for inspection by representatives of Taminco Holdings and any Underwriters participating in any disposition pursuant to a Registration Statement and any counsel or accountant retained by Taminco Holdings or the Underwriters, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, counsel or accountant in connection with a Registration Statement;

(m) (i) within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to Taminco Holdings and its counsel and to the Underwriter(s) of an Underwritten Offering of Registrable Securities, if any; fairly consider such reasonable changes in any such document prior to or after the filing thereof as the counsel to

Taminco Holdings or the Underwriter(s) may request and not file any such document in a form to which Taminco Holdings or any Underwriter shall reasonably object; and make such of the representatives of the Company as shall be reasonably requested by Taminco Holdings or any Underwriter available for discussion of such document;

(ii) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus, provide copies of such document to counsel for Taminco Holdings; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for Taminco Holdings or such Underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

(n) cause all Registrable Securities to be qualified for inclusion in or listed on The New York Stock Exchange or any securities exchange or the NASDAQ Stock Market on which securities of the same class issued by the Company are then so qualified or listed if so requested by Taminco Holdings, or if so requested by the Underwriter(s) of an Underwritten Offering of Registrable Securities, if any;

(o) otherwise use best efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(p) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any Underwriter in an Underwritten Offering; and

(q) use best efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with potential investors and taking such other actions as shall be requested by Taminco Holdings or the lead managing Underwriter of an Underwritten Offering.

Taminco Holdings agrees, as a condition to the registration obligations with respect to it provided herein, to furnish to the Company such information regarding Taminco Holdings required to be included in the Registration Statement, the ownership of its Registrable Securities and the proposed distribution by it of such Registrable Securities as the Company may from time to time reasonably request in writing.

Taminco Holdings agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (e)(iv) of this Section, it will forthwith discontinue disposition of Registrable Securities pursuant to the affected Registration Statement until receipt of the copies of the supplemented or amended Prospectus, contemplated by paragraph (j) of this Section, and, if so directed by the Company, it will deliver to the Company (at the expense of the Company), all copies in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities which was current at the time of receipt of such notice.

SECTION 5. INDEMNIFICATION; CONTRIBUTION.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter (any such Person being an “Underwriter”), Taminco Holdings and their respective partners, directors, officers and employees and each Person, if any, who controls Taminco Holdings or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii) against any and all reasonable expense whatsoever (including fees and disbursements of counsel), as incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such Person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under sub-paragraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to Taminco Holdings or any Underwriter with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by Taminco Holdings or such Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

(b) Indemnification by Taminco Holdings. Taminco Holdings agrees to indemnify and hold harmless the Company, each Underwriter and any other selling Holders, and each of their respective partners, directors, officers and employees (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the

Company, any Underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act, against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in paragraph (a) of this Section (provided that any settlement of the type described therein is effected with the written consent of Taminco Holdings), as incurred, but only with respect to untrue statements or alleged untrue statements of a material fact contained in any Prospectus or the omissions, or alleged omissions therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by Taminco Holdings expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).

(c) Conduct of Indemnification Proceedings. Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party’s or parties’ expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties determine in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement) at the indemnifying party’s or parties’ expense. If an indemnifying party or parties is or are not so entitled to assume the defense of such action or does or do not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement). No indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

(d) Contribution.(i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of Taminco Holdings (including, in each case, that of their respective officers, directors, employees and agents) on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Taminco Holdings (including, in each case, that of their respective officers, directors, employees and agents) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of Taminco Holdings, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

(ii) The Company and Taminco Holdings agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in sub-paragraph (i) above. Notwithstanding the provisions of this paragraph (d), in the case of distributions to the public, Taminco Holdings shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Securities sold by it and its affiliates and distributed to the public were offered to the public exceeds (B) the amount of any damages which Taminco Holdings has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(iii) For purposes of this Section, each Person, if any, who controls Taminco Holdings or an Underwriter within the meaning of Section 15 of the Securities Act (and their respective partners, directors, officers and employees) shall have the same rights to contribution as Taminco Holdings or such Underwriter; and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

SECTION 6. MISCELLANEOUS.

(a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement which conflicts with the provisions of this Agreement or which grants registration or similar rights without the prior written consent of Taminco Holdings, nor has the Company entered into any such agreement. The rights granted to Taminco Holdings hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of Taminco Holdings.

(c) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns and, with respect to Section 5, the other Persons referred to as indemnified parties therein.

(d) Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be personally served in writing, shall be deemed to have been given on the date of service, and shall be addressed as follows:

TO THE COMPANY:	Taminco Corporation
Two Windsor Plaza, Suite 411
7540 Windsor Drive
Allentown, PA 18195
Attention: General Counsel
Fax: (610) 366-6730

With a copy to:	Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Taurie M. Zeitzer, Esq.
Joshua N. Korff, Esq.
Fax: (212) 446-6460

TO TAMINCO HOLDINGS:	AP Taminco Global Chemical Holdings, L.P.
c/o Apollo Management VII, L.P.
9 W. 57th Street, 43rd Floor
New York, NY 10019
Attention: Samuel Feinstein
Fax: (212) 515-3288

With a copy to:	Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Taurie M. Zeitzer, Esq.
Joshua N. Korff, Esq.
Fax: (212) 446-6460

(e) Assignment; Successors and Assigns. Taminco Holdings may assign its rights and obligations under this Agreement to any member of the Apollo Group. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without the need for an express assignment or joinder, subsequent Holders. If any successor, assignee or transferee of Taminco Holdings shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. For purposes of this Agreement, “successor” for any entity other than a natural person shall mean a successor to such entity as a result of such entity’s merger, consolidation, liquidation, dissolution, sale of substantially all of its assets, or similar transaction.

(f) Recapitalizations, Exchanges, etc., Affecting Registrable Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise, including any restructuring event) which may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

(h) Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs to this Agreement unless otherwise specified; (4) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (5) “or” is not exclusive; and (6) provisions apply to successive events and transactions.

(i) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF).

(k) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

(l) Jurisdiction. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Delaware for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any action, suit or proceeding relating thereto except in such courts, and further agree that service of any process, summons, notice or document by U.S. registered mail to the address specified in Section 6(d) shall be effective service of process for any action, suit or proceeding brought against you in any such court). The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(m) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company, on the one hand, and the other parties to this Agreement, on the other, with respect to such subject matter.

(n) Effectiveness; Initial Public Offering. The effectiveness of this Agreement is conditioned upon the Initial Public Offering of the Company and this Agreement shall be deemed effective and operative immediately prior to such Initial Public Offering. For the avoidance of doubt, no Holder may sell any Registrable Securities in the Initial Public Offering except Taminco Holdings, the Apollo Group and their permitted transferees.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

TAMINCO CORPORATION

By:
Name:
Title:

AP TAMINCO GLOBAL CHEMICAL HOLDINGS, L.P.

By: AP Taminco Global Chemical Holdings GP, LLC, its general partner

By: Apollo Management VII, L.P., its manager

By: AIF VII Management, LLC, its general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]